UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Popular Total Return Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

POPULAR TOTAL RETURN FUND, INC.

Popular Center, North Building

Second Level (Fine Arts)

209 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Monday, July 28, 2025

To the Shareholders of

POPULAR TOTAL RETURN FUND, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of Popular Total Return Fund, Inc. (the “Fund”), a Puerto Rico corporation and an open-end, non-diversified investment company registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), will be held at Popular Center Lobby, Conference Hall B, 208 Ponce de León Avenue, San Juan, Puerto Rico, on Monday, July 28, 2025, at 10:00 a.m., Atlantic Standard Time, for the following purposes:

1.	To elect three Directors of the Fund (PROPOSAL 1);

2.	To ratify the selection by the Board of Directors of Ernst & Young LLP as the Fund’s independent registered public accounting firm for the fiscal year ending March 31, 2026 (PROPOSAL 2); and

3.	To transact such other business as may properly come before the meeting or any continuation or adjournment thereof.

These items are discussed in greater detail in the attached Proxy Statement.

Only shareholders of record at the close of business on June 4, 2025, are entitled to notice of and to vote at the Annual Meeting or any adjournments. Shareholders will need to provide adequate proof of ownership of Fund shares to enter the Meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXIES ARE SET FORTH ON THE ATTACHED PAGE.

In San Juan, Puerto Rico, this 3rd day of July, 2025.

By Order of the Board of Directors,

/s/ Antonio J. Santos
Antonio J. Santos
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card property.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
u/t/d/ 12/28/78	Jane Doe

Custodial of Estate Accounts
(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr.	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

POPULAR TOTAL RETURN FUND, INC.

Popular Center, North Tower

Second Level (Fine Arts)

209 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON July 28, 2025

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of Popular Total Return Fund, Inc. (the “Fund”), a Puerto Rico corporation and an open-end, non-diversified investment company registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), for use at the Annual Meeting of Shareholders to be held on July 28, 2025, at Popular Center Lobby, Conference Hall B, 208 Ponce de León Avenue, San Juan, Puerto Rico 00918 at 10:00 a.m., Atlantic Standard Time, or at any adjournment or postponement thereof (the “Meeting”). At the Meeting, the shareholders of the Fund will consider and act upon the following proposals:

1.     The election of three (3) directors of the Fund (Proposal 1);

2.     The ratification of the selection of Ernst & Young LLP as the Fund’s Independent Registered Public Accounting Firm for the fiscal year ending on March 31, 2026 (Proposal 2); and

3.     Consideration and voting upon such other matters as properly may come before the Meeting or any adjournments thereof.

The close of business on June 4, 2025, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The Fund will furnish, without charge, a copy of the Fund’s annual report and the most recent semi-annual report succeeding such annual report, if any, to any shareholder upon request. Such requests should be directed to the Fund at Popular Center, North Tower, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, or by calling toll free at (787) 754-4488. Please note that only one annual or semi-annual report or this proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary.

If you will be attending the Meeting in person, we respectfully request that you bring your brokerage-account statement and proxy card, along with a government-issued identification card—and, in the case of corporate, trust, custodian or estate accounts, a copy of a resolution designating you as an authorized representative of such account—in order to verify your identity for admittance to the Meeting. Failure to comply may result in your being denied admittance to the Meeting. Only the registered shareholder—or, in the case of corporate, trust, custodian or estate accounts, a single representative of the registered shareholder—may attend the Meeting.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of ALPS Fund Services, Inc., the Fund’s administrator (in such capacity, the “Administrator”), affiliates of Banco Popular de Puerto Rico (“Banco Popular”), and/or other representatives of the Fund may also solicit proxies by telephone or in person. The costs of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. This Proxy Statement is expected to be mailed to shareholders of the Fund (collectively, the “Shareholders”) on or about July 3, 2025.

If the enclosed proxy is executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the proxy will be voted “FOR” the election of each of the Directors of the Fund, “FOR” the ratification of the selection of the independent registered public accounting firm, and “FOR” any other matters deemed appropriate. Any Shareholder who has given a proxy has the right to revoke it at any time prior to its exercise, either by attending the Meeting and voting his or her shares of common stock (“Shares”) in person or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

The presence at the Meeting, in person or by proxy, of the holders of one-third of the outstanding Shares of the Class A common stock and Class C Common Stock will constitute a quorum at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and “broker non-votes” (that is, a proxy from a broker or nominee indicating that such person has declined to exercise its discretionary authority on a particular matter with respect to which the broker or nominee has discretionary power) will be treated as Shares that are present at the Meeting but that have not been voted. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. In determining whether to adjourn the Meeting, the following factors will be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to Shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Approval of the election of each of the three Board Nominees (as defined below) as Directors of the Fund contemplated in Proposal 1 below requires the affirmative plurality vote of the outstanding Shares present at the Meeting, in person or by proxy. Approval of the ratification of the selection of the Independent Registered Public Accounting Firm contemplated in Proposal 2 below requires the affirmative vote of the majority of the outstanding Shares present at the Meeting, in person or by proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on June 4, 2025 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof (the “Record Date”).

Each Shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. The Class A Shares and Class C shares vote together as a single class. On the Record Date, there were 2,257,035.44 Class A Shares and 61,797.03 Class C Shares, respectively, outstanding.

As of June 4, 2025, 1,467,521.63 and 555.95 Class A and Class C Shares, respectively, were held of record by National Financial Services, Inc., as clearing agent for Popular Securities, LLC, representing approximately 319 and 4, respectively, brokerage accounts; 264,261.89 Class A Shares were held of record by Merrill Lynch representing approximately 33 brokerage accounts; 22,056.33 Class A Shares were held of record by Wells Fargo Clearing Services LLC representing approximately 6 brokerage accounts; and 503,195.59 and 61,241.08 Class A and Class C Shares, respectively, were held of record by Pershing representing approximately 64 and 21, respectively, brokerage accounts.

PROPOSAL 1: ELECTION OF DIRECTORS OF THE FUND

The purpose of Proposal 1 is to elect three (3) members of the Board of Directors of the Fund.

Nominees for the Board of Directors of the Fund

The Board of Directors of the Fund (the “Board”) currently consists of the following three individuals (each, a “Director”): Enrique Vila del Corral, Jorge Vallejo and Carlos Pérez. Of the three current Directors of the Fund, no director is an “interested person” of the Fund as defined in the 1940 Act (collectively, the “Independent Directors”). Enrique Vila del Corral is the Chairman of the Board. All three current Directors are standing for re-election (each, a “Board Nominee”). The Board Nominees elected at the Meeting will serve from the time of their election until the Fund’s Annual Meeting of Shareholders in 2026 and until their respective successors are elected and qualified, subject, however to their earlier death, retirement, resignation, or removal.

All of the Board Nominees currently serve as Directors of the Fund and all were previously elected by the Shareholders of the Fund. The Board Nominees were recommended by the Independent Directors. Each of the Board Nominees has consented to being named in this Proxy Statement and to serve as a Director if elected.

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Directors’/Nominees’ Biographical Information

The table below identifies the Board Nominees and sets forth certain biographical and other information relating to the Board Nominees. Such information includes each Board Nominee’s address and year of birth, principal occupations for at least the last five years, length of time served, term in office if elected, total number of registered investment companies and investment portfolios overseen in the Popular complex (the “Popular Family of Funds”) and any currently held public company and other investment company directorships. The Popular Family of Funds currently consists of the Fund, Popular Total Return Fund, Inc., Popular Income Plus Fund, Inc. and Popular U.S. Government Money Market Fund, LLC. Each Board Nominee was nominated unanimously by the Directors of the Fund. Enrique Vila del Corral was selected to serve as the Chairman of the Board.

Name, Address and Year of Birth	Position(s) Held with the Funds (Term of Office(1) and Length of Service)	Principal Occupation(s) During the Past Five Years	Number of Investment Portfolios in the Popular Family of Funds Overseen	Public Company and Other Investment Company Directorships Held by Director During the Past Five Years
Independent Directors
Enrique Vila del Corral Professional Offices Park ROC Company Building, Carr. San Roberto #1000, Rio Piedras, PR 00926 (1945)	Director (since 2001) Chairman of the Board (since 2023)	Private Investor since 2001; Managing Partner of various special partnerships involved in real estate development and leasing of commercial office space; Director of Popular Family of Funds and Puerto Rico Investors Tax-Free Family of Funds; Director of V. Suarez Group of Companies, a food and beverage distribution company in Puerto Rico.	4	7(2)
Jorge Vallejo Vallejo &Vallejo, 1610 Ponce de León Ave., Parada 23, Santurce, PR 00912 (1954)	Director (since 2001)	Managing Partner of Vallejo & Vallejo, a real estate appraisal and consulting firm in San Juan Puerto Rico, from April 1992 to 2020; Director of Popular Family of Funds and Puerto Rico Investors Tax-Free Family of Funds.	4	7(2)
Carlos Pérez Pediatrix Medical Group, Metro Office Park #6 (Edif. Toshiba) Calle 1 Suite 202, Guaynabo, PR 00968 (1953)	Director (since 2001)	President of the Caribbean and Latin American Region of Pediatrix Medical Group, a medical services company specializing in newborn and infant medical services, since 2002; Director of the University of Puerto Rico’s Hospital of Carolina since September 2013; Member of the Board of Trustees of the University of Puerto Rico from 2014 to 2017; Director of Popular Family of Funds.	4	None

Based on each Board Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Nominees, each Board Nominee should serve as a Director of the Board. Among the attributes common to all Board Nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with Popular Asset Management LLC (the “Adviser”), other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained

(1) Each Director, if elected, shall serve until the Fund’s Annual Shareholder’s Meeting in 2026 and until their respective successors are elected and qualified.

(2) The Investment Companies are as follows: Puerto Rico Residents Tax Free Fund I, Inc., Puerto Rico Residents Tax Free Fund II, Inc., Puerto Rico Residents Tax Free Fund III, Inc., Puerto Rico Residents Tax Free Fund IV, Inc., Puerto Rico Residents Tax Free Fund V, Inc., Puerto Rico Residents Tax Free Fund VI, Inc. and Puerto Rico Residents Bond Fund I, Inc.

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through such Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Director of the Fund and the other funds in the Popular Family of Funds (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences.

In particular, Mr. Vila’s vast experience and understanding of accounting and finance principles are strong attributes for the Board and provide critical insight into financial matters to the Board. Mr. Vallejo’s profound understanding of the Puerto Rico real estate market and his extensive board experience, which includes service on the board of the Popular Family of Funds and the Puerto Rico Investors Tax-Free Family of Funds, is of great benefit to the Board’s initiatives. Finally, Dr. Perez’s experience as an executive of a regional medical group and his experience as a director of both governmental and private entities provide a depth of experience for the Board.

Based on the discussion of the specific experience, qualifications, attributes or skills of each Director set forth above, the Board has concluded that each of the Board Nominees should continue to serve as Directors of the Fund.

Board Leadership Structure and Oversight

The Board currently consists of three Directors, all of whom are Independent Directors. The Board has overall responsibility for the oversight of the Fund. Among other things, the Directors (i) monitor the quality of the advisory services provided by the Adviser; (ii) review annually the fees paid to the Adviser for its services; (iii) monitor potential conflicts of interest between the Fund and the Adviser; (iv) monitor distribution activities, custody of assets and the valuation of securities; and (v) oversee the Fund’s compliance program. In performing their duties, Directors receive detailed information about the Fund and the Adviser on a regular basis and meet at least quarterly with management of the Adviser to review reports relating to the Fund’s operations. The Directors’ role is to provide oversight and not to provide day-to-day management.

The Board has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser, other service providers, the operations of the Fund and associated risks in accordance with the provisions of the 1940 Act, Puerto Rico law, other applicable laws, the Fund’s charter, and the Fund’s investment objectives and strategies. The Board reviews, on an ongoing basis, the Fund’s performance, operations and investment strategies and techniques. The Board also conducts reviews of the Adviser and its role in running the operations of the Fund.

The Board has one standing Committee: the Audit Committee. The Chairman of the Audit Committee, Enrique Vila del Corral, is an Independent Director.

None of the Directors or their immediate family members have any affiliation or business connection with the Adviser, the Fund’s principal underwriter (Popular Securities, LLC) or any of their affiliated persons, and they do not own any stock or other securities issued by the Adviser or the Fund’s principal underwriter.

The role of the Chairman of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys and other Directors generally between meetings. The Chairman of the Board and the President of the Fund are different individuals. The Chairman of the Audit Committee performs a similar role with respect to the Audit Committee. The Chairman of the Board and the Chairman of the Audit Committee may also perform such other functions as may be delegated by the Board or the Audit Committee, respectively, from time to time.

The Board has regular meetings four times a year and may hold special meetings if required before their next regular meeting. The Audit Committee meets regularly to conduct the oversight functions delegated to the Audit Committee by the Board and reports its findings to the Board.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility to the Audit Committee in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

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Compensation of Directors

No officer, director or employee of the Adviser or of any affiliate thereof receives any compensation from the Fund for serving as an officer or Director of the Fund. The Fund pays each Director who is not an “interested person” of the Fund under the 1940 Act a fee of $1,000 per board and committee meeting attended, together with such Director’s actual travel and out-of-pocket expenses relating to attendance at meetings.

The following table sets forth the aggregate compensation paid by the Fund to its non-interested Directors and the total compensation paid to such Directors by all investment companies advised or co-advised by the Adviser (the “Fund Complex”) for the fiscal year ended March 31, 2025. The Fund does not accrue any pension or retirement benefits for its Directors as part of its expenses.

Name of Non-Affiliated Director	Aggregate Compensation from Fund(1)	Total Compensation from all Funds Advised or Co-Advised by Adviser(1)
Enrique Vila del Corral	$5,000.00	$19,000.00
Carlos Perez	$5,000.00	$80,000.00
Jorge Vallejo	$5,200.00	$62,400.00

(1)	For the fiscal year ended March 31, 2025.

Shares Owned by the Board Nominees

Information relating to each Board Nominee’s Share ownership in the Fund and in all registered investment companies in the Fund Complex that are currently overseen by each respective Director (the “Supervised Funds”) as of March 31, 2025 is set forth in the chart below.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds
Enrique Vila del Corral	None	None

Carlos Pérez	$1-$50,000	$50,001-$100,000

Jorge Vallejo	$1-$50,0000	Over $100,000

As of March 31, 2025, none of the Independent Directors of the Fund or their immediate family members owned beneficially or of record any securities of the Fund’s Adviser or principal underwriter, or of any person directly or indirectly controlling, controlled by, or under common control with such entities.

In addition, as of March 31, 2025, no beneficial owner of the Fund owned more than five percent (5%) of any class of shares in the Fund.

Attendance of Directors at Shareholders’ Meetings

The Fund currently does not have a formal policy regarding Director’s attendance at Shareholder meetings. During the last fiscal year, the Fund held a Shareholder meeting on July 24, 2024. No Director attended.

Shareholder Communications

The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to Fund at Popular Center, North Building, Second Floor (Fine Arts), 209 Muñoz Rivera Avenue San Juan, Puerto Rico 00918. Shareholder communications to the Board should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Fund and reported to the Board.

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Board Meetings

The Board met a total of four times during the Fund’s most recent fiscal year, each of which were regular meetings. Each of the Directors attended at least 75% of the aggregate number of meetings held by the Board during the most recent fiscal year.

Standing Committees of the Board

The Board has one standing Committee: the Audit Committee. The members of the Audit Committee of the Fund are the same members of the Board, Enrique Vila del Corral, Jorge Vallejo and Carlos Pérez, each of whom is an Independent Director. The responsibilities of the Audit Committee are to approve, and recommend to the Board the approval, the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work, including the preparation of the Fund’s financial statements. The Audit Committee met one time during the Fund’s most recent fiscal year.

The Board has elected not to have a standing Nominating Committee due to the Board’s small size. Therefore, responsibilities typically delegated to a Nominating Committee are handled by the Board as a whole which identifies and evaluates nominees in accordance with the Fund’s by-laws. In addition, the Board handles any persons nominated for election as directors by a Shareholder in accordance with the process and requirements outlined in the Fund’s by-laws.

While the Board does not have a formal policy, the Board takes into account many factors when it considers all non-interested director candidates, regardless of which party nominates a candidate for director. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise possessed by the individual or other experience or background of the individual, and the extent to which such expertise, experience or background would complement the directors’ existing mix of skills, core competencies and qualifications and diversity of experiences and background; (vi) perceived ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other directors of the Board; (vii) the ability to qualify as a non-interested director for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and each Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.

Officers of the Fund

The following is a list of the current executive officers of the Fund, all of whom have been elected by the Directors to serve until their respective successors are elected and who also serve in the same capacity for the other Funds in the Popular Family of Funds:

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Name, Address and Year of Birth	Position(s) Held with the Funds (Length of Service)	Principal Occupation(s) During the Past Five Years

Angel Rivera Garcia(1)(2) Banco Popular de Puerto Rico, 208 Ponce de León Ave., Popular Center, North Tower. 4th Floor, San Juan, Puerto Rico 00918 (1977)	President (since 2023)	Mr. Rivera has over 20 years of investment portfolio management and financial services experience. Prior to joining Popular Asset Management LLC as Subsidiary President in 2023, Mr. Rivera spent the last 7 years working in the Corporate Treasury of Popular, Inc. responsible for managing the investment portfolio and wholesale funding for the holding company and its subsidiaries. He also serves as portfolio manager for various Puerto Rico investment companies advised and co-advised by the Advisor. Before that, he worked as Fixed Income Portfolio Manager for Popular Asset Management, then a division of Banco Popular of Puerto Rico. Mr. Rivera holds an MBA from Northwestern University-Kellogg School of Management, BBA from the University of Puerto Rico, and the Chartered Financial Analyst and Financial Risk Manager designations.

James A. Gallo(2) Senior Principal Consultant, Fund Officers ACA Group 3 Canal Plaza, 3rd Floor Portland, ME 04101 (1964)	Treasurer (since 2022)	Mr. Gallo has served as Treasurer and Principal Financial Officer of each of the Popular Family of Funds since December 2022. Mr. Gallo has been a Senior Principal Consultant at Foreside Management Services, LLC, since May 2022. Prior to joining Foreside, Mr. Gallo was a Director of Fund Services at Bank of New Yor Mellon from 2002 to 2021.

Jerald F. Wirzman SS&C 1290 Broadway, Suite 100 Denver, Colorado 80203 (1963)	Chief Compliance Officer (since 2024)	Mr. Wirzman has been the Chief Compliance Officer for the Fund since 2024. Mr. Wirzman currently serves as Assistant Vice President and Compliance Manager at SS&C Registered Fund Services. Prior to joining SS&C/ALPS in 2021, Mr. Wirzman served as Director of Compliance of Prudential Insurance Company of America beginning in February 2007. During his time at Prudential, Mr. Wirzman served as the Chief Compliance Officer to the Prudential Retirement and Annuity Company’s Registered Insurance Retirement Products division. Prior to Prudential, Mr. Wirzman was a Vice President of Compliance at Goldman Sachs Asset Management and Goldman Sachs Hedge Fund Strategies.

Antonio J. Santos, Esq.(2) Pietrantoni Méndez & Álvarez LLC, 208 Ponce de León Ave., Popular Center, 19th Floor, San Juan, Puerto Rico 00918 (1961)	Secretary (since 2025)	Mr. Santos is a founding member of Pietrantoni Mendez & Alvarez LLC, legal counsel to the Fund. Mr. Santos’ practice focuses on project development and finance, real estate and secured commercial transactions. Mr. Santos also has substantial experience as counsel of investment companies and matters related to venture capital fund formation and offerings by Puerto Rico open-end and closed-end investment companies. Prior to founding Pietrantoni Mendez & Alvarez LLC, Mr. Santos worked as a staff attorney at the U.S. Securities & Exchange Commission in Washington, D.C.

(1) Such director or officer is an affiliated person of the Fund’s Adviser.

(2) Such director or officer is a director or officer of one or more other companies for which the Adviser acts as investment adviser or co-investment adviser.

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Shares Owned by the Officers of the Fund

As of June 1, 2025, Mr. Rivera, Mr. Gallo and Mr. Wirzman did not hold any shares in the Fund. Mr. Santos owned less than $50,000 in shares of the Fund through an individual retirement account.

Required Vote

Approval of the election of the three Board Nominees as Directors of the Fund requires the affirmative plurality vote of the outstanding Shares present at the Meeting, in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING THE “INDEPENDENT DIRECTORS,” UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ELECT THE THREE BOARD NOMINEES AS DIRECTORS OF THE FUND.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Ernst & Young LLP (the “Auditor” or “Ernst & Young”), with offices located at San Juan, Puerto Rico, as the Fund’s Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2026. The Independent Registered Public Accounting Firm is responsible for auditing the financial statements of the Fund. The Board considers the selection of the Independent Registered Public Accounting Firm to be an important matter of Shareholder concern and is submitting the selection of the Auditor for ratification by the Shareholders. Representatives of the Auditor are not expected to be present at the Meeting or be available to answer questions at the Meeting. However, shareholders may direct any questions for the Auditor to the Fund’s address and they will be directed to the Auditor for a response. In addition, the Auditor will have the opportunity to make a statement at the meeting if it so desires. Ernst & Young was also the Fund’s Auditor for the fiscal year ending March 31, 2025.

Effective May 31, 2023, PricewaterhouseCoopers LLP, the Fund’s prior Independent Registered Public Accounting Firm (“PwC”), was dismissed by the Board’s Audit Committee as the Fund’s Independent Registered Public Accounting Firm. PwC’s reports on the Fund’s financial statements for the financial statements for the fiscal period ended March 31, 2023, contained no adverse opinions or disclaimers of opinion nor were they qualified or modified as to uncertainty, audit scope or accountant principals. PwC was responsible for producing the Fund’s fiscal statements through the fiscal years ended on March 31, 2023.

During the two years ended March 31, 2023 and March 31, 2022, and the subsequent interim period through August 30, 2023 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for the two years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K, except for the material weakness related to the lack of design and operating effectiveness controls to verify and review the Statement of Cash Flows included in the semi-annual Financial Statements for the semi-annual period ended December 31, 2021, which was subsequently remediated in the fiscal year ended March 31, 2023.

Independent Registered Public Accounting Firm Fees and Other Matters

Audit Fees. Audit fees are fees related to the audit of and review of the Fund’s financial statements included in annual reports and registration statements and other services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements (“Audit Fees”).

The table below shows the amounts paid by the Fund to the Fund’s auditor for accounting services for the periods indicated:

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	Fees Paid to the Auditor for the Fiscal Year Ended March 31,
	2025	2024
Popular Total Return Fund	$52,581.00	$51,500.00

Audit-Related Fees. Audit-related fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements but are not reported as audit fees. There were no aggregate fees billed in each of the last two fiscal years ended March 31, 2024 and March 31, 2025 for assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements.

Tax Fees. Tax fees are fees associated with tax compliance, tax advice and tax planning (“Tax Fees”). The aggregate Tax Fees billed by Ernst & Young for the fiscal year ended March 31, 2024 and March 31, 2025, were $11,000.00 and $1,000.00, respectively.

All Other Fees. Other fees are fees billed for products and services provided to the Fund other than the services reported in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above (“Other Fees”). There were no aggregate Other Fees billed by EY for the fiscal years ended March 31, 2024 and March 31, 2025.

Non-Audit Fees. The aggregate non-audit fees for services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant billed by Ernst & Young for the fiscal years ended March 31, 2025 and 2024, were $15,294,630 and $1,082,066, respectively.

Audit Committee’s Pre-Approval Policies and Procedures

The Audit Committee of the Fund complies with applicable laws and regulations with regards to the pre-approval of services. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Fund’s Audit Committee must also approve other non-audit services provided by the Fund’s Independent Registered Public Accounting Firm to the Fund and to the Fund’s Adviser that relate directly to the operations and financial reporting of the Fund.

None of the Fund’s Audit-Related Fees, Tax Fees, and All Other Fees described above were approved by the Fund’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Required Vote

Approval of the ratification of the selection of the Independent Registered Public Accounting Firm requires the affirmative vote of the majority of the outstanding Shares present at the Meeting, in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING THE “INDEPENDENT DIRECTORS,” UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF THE FUND’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

ADDITIONAL INFORMATION

Broker Discretionary Votes, Broker Non-Votes and Abstentions

Proposal 1 and Proposal 2 are considered “routine” proposals and thus broker discretionary votes will be allowed. A broker discretionary vote is a proxy ballot that a broker may cast on behalf of the Shareholder if such Shareholder does not provide the broker with a specific voting instruction. A broker may vote your Shares to the extent such broker (i) has transmitted this proxy and all related soliciting material to you, (ii) exercises investment discretion for you pursuant to an advisory contract, (iii) has been designated in writing by you to receive soliciting material; and (iv) has not received instruction from you as to how to vote your Shares.

Abstentions and “broker non-votes” (i.e., a proxy from a broker or nominee indicating that such person has declined to exercise its discretionary authority on a particular matter with respect to which the broker or nominee has

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discretionary power) will be treated as Shares that are present at the Meeting for purposes of determining the presence of a quorum for transacting business at the Meeting but that have not been voted. If a proxy that is properly executed and returned by a broker and such broker has declined to exercise its discretion to vote represents a “broker non-vote,” the Shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not have an effect on the vote of the proposals requiring either a plurality vote or majority vote of the outstanding shares present at the meeting because such “broker non-votes” are not entitled to vote on such matters. If a proxy that is properly executed and returned is unmarked or marked with an abstention (collectively “Abstentions”) and the vote required for the proposal is a plurality vote of the outstanding shares present at the meeting, such Shares will have no effect on the outcome of the vote. If a proxy that is properly executed and returned is unmarked or marked with an Abstention and the vote required for the proposal is a majority vote of the outstanding shares present and the meeting, such Shares will be treated as a vote “against” the proposal.

Accordingly, broker-non-votes will not be counted in determining the number of Shares necessary for approval of Proposal 1 and Proposal 2 and will not have an impact on the vote of such proposals. Abstentions will have the same effect as a vote “against” Proposal 1. Abstentions will not have an impact on the vote for Proposal 2.

Unless instructions to the contrary are marked thereon, the Proxy will be voted “FOR” the election of the Directors of the Fund, “FOR” the ratification of the selection of the independent registered public accounting firm of the Fund, and “FOR” any other matters deemed appropriate. Approval of Proposal 1 requires the affirmative plurality vote of the outstanding Shares present at the Meeting, in person or by proxy. Approval of Proposal 2 requires the affirmative vote of the majority of the outstanding Shares present at the Meeting, in person or by proxy. Broker non-votes will not have an effect on the vote of such proposals. Abstentions will have the effect of a vote “against” Proposal 1 and will not have an effect on the vote of Proposal 2. Each proposal is an independent proposal and is not contingent on the adoption of another proposal.

Investment Adviser, Administrator and Distributor

The address of the Adviser is: Popular Asset Management LLC, Popular Center, North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918. The address of the Administrator is: ALPS Fund Services, Inc., 1290 Broadway Suite 1000, Denver, Colorado 80203. The address of the Distributor is: Popular Securities, LLC, Twelfth Floor, Popular Center Building, 208 Ponce de León Avenue, San Juan, Puerto Rico 00918.

OTHER MATTERS TO COME BEFORE THE MEETING

The Directors do not intend to present any other business at the Meeting, nor are they aware that any Shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, in accordance with the Fund's By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SHAREHOLDER PROPOSALS

As provided for in the Fund’s By-Laws, at any annual or special meeting of Shareholders, proposals by Shareholders and persons nominated for election as Directors by Shareholders shall be considered only if advance notice thereof has been timely given as provided herein and such proposals or nominations are otherwise proper for consideration under applicable law and the Certificate of Incorporation and By-Laws of the Fund. To be considered for presentation at a Fund’s 2026 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund’s principal office c/o the Secretary of the Fund on or before March 24, 2026. For shareholder proposals submitted outside of the processes of Rule 14a-8, notice of any proposal to be presented by any Shareholder including the nomination of any person by any Shareholder for election as a Director of the Fund at any meeting of Shareholders shall be delivered to the Secretary of the Fund at its principal executive office not less than thirty (30) nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting if the Fund shall have previously disclosed, in the Fund’s By-Laws or otherwise, that the annual meeting in each year is to be held

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on a determinable date, unless and until the Board determines to hold the meeting on a different date. Any Shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such Shareholder favors the proposal and setting forth such Shareholder's name and address, the number and class of all Shares of each class of stock of the Fund beneficially owned by such Shareholder and any material interest of such Shareholder in the proposal (other than as a Shareholder). Any Shareholder desiring to nominate any person for election as a Director of the Fund shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all Shares of the Fund beneficially owned by such person, the information regarding such person as would be required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation subsequently adopted by the Securities and Exchange Commission), such person’s signed consent to serve as a Director of the Fund if elected, such Shareholder's name and address and the number and class of all Shares of the Fund beneficially owned by such Shareholder. The person presiding at the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall determine whether such notice has been duly given and shall direct that proposals and nominees not be considered if such notice has not been given.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS THAT DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE.

In San Juan, Puerto Rico, this 3rd day of July, 2025.

By Order of the Board of Directors,

/s/ Antonio J. Santos
Antonio J. Santos, Esq.
Secretary

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POPULAR HIGH GRADE FIXED-INCOME FUND, INC.

Popular Center, North Building

Second Level (Fine Arts)

209 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

PROXY

The undersigned hereby appoints Enrique Vila del Corral, Angel Rivera Garcia, or any one of them, to act as the attorneys and proxies of the undersigned, with power of substitution, to vote all shares of the stock of Popular Total Return Fund, Inc., (the “Fund”) a Puerto Rico corporation and an open-end, non-diversified investment company registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held in San Juan, Puerto Rico on Monday, July 28, 2025, at 10:00 a.m., Atlantic Standard Time, at Popular Center Lobby, Conference Hall B, 208 Ponce de León Avenue, San Juan, Puerto Rico 00918 and at any continuation or adjournment thereof, with the same force and effect as the undersigned might or could do if personally present thereat, as set forth below and in their discretion upon any other business that may properly come before the meeting.

1. To elect three directors of the Fund, to serve until the 2026 annual meeting of shareholders or until their successors are duly elected and qualified.

Nominees:	Jorge I. Vallejo

Carlos A. Pérez

Enrique Vila del Corral

☐	For all nominees listed above (except as marked below):

☐	To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below:

_______________________________________

_______________________________________

☐	Withhold authority as to all nominees.

2. To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm of the Fund for the fiscal year ending March 31, 2026.

(Check one box).

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, IT IS INTENDED THAT SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEES AND FOR THE OTHER PROPOSALS SPECIFIED HEREIN.

The undersigned hereby acknowledges receipt of (a) the Notice of Annual Meeting of Shareholders to be held on July 28, 2025, and (b) the accompanying Proxy Statement.

WITNESS the signature of the undersigned this _____ day of ____________, 2025.

_______________________________________

(Name of Shareholder)

_______________________________________

(Signature)

_______________________________________

(Signature)

_______________________________________

(Title, if applicable)